UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

CORBUS PHARMACEUTICALS HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37348	46-4348039
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 River Ridge Drive
Norwood, Massachusetts		02062
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 963-0100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CRBP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2024 Equity Compensation Plan

On May 16, 2024, Corbus Pharmaceuticals Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the Company’s 2024 Equity Compensation Plan (the “2024 Plan”). The board of directors of the Company (the “Board”) had previously approved the 2024 Plan on March 14, 2024, subject to stockholder approval, and the 2024 Plan became effective upon such stockholder approval.

The 2024 Plan was summarized in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2024 (as supplemented, the “Proxy Statement”) under the heading “Proposal 2: Approval of the Corbus Pharmaceuticals Holdings, Inc. 2024 Plan and the Reservation of 2,000,000 Shares of Common Stock for Issuance Thereunder” and reflected in Appendix A to the Proxy Statement, which description is incorporated herein by reference.

The foregoing description of the 2024 Plan is not complete and is qualified in its entirety by reference to the full text of the 2024 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Form of Award Agreements Under the 2024 Plan

The Board previously approved, subject to stockholder approval, the following forms of award agreements under the 2024 Plan to be used in connection with the grant of incentive stock options (“ISOs”), non-statutory stock options (“NSOs”), restricted stock awards (“RSAs”) and restricted stock unit awards (“RSUs”) to Participants (as defined in the 2024 Plan) under the 2024 Plan, effective May 16, 2024 (the date of stockholder approval for the 2024 Plan):

●	a form of Incentive Stock Option Grant Agreement (the “ISO Grant Agreement”);

●	a form of Non-Statutory Stock Option Grant Agreement (the “NSO Grant Agreement”);

●	a form of Restricted Stock Award Agreement (the “RSA Agreement”); and

●	a form of Restricted Stock Unit Award Agreement (the “RSU Agreement”).

Stock options granted under the 2024 Plan may be either ISOs or NSOs that do not meet the requirements of Section 422 of the Internal Revenue Code of 1986. The exercise price, vesting schedule, amount of the award, and other terms of any award of stock options under the 2024 Plan will be determined on a grant-by-grant basis. The exercise price of stock options may not be less than the fair market value per share of the Company’s common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2024 Plan will be exercisable at such time or times as prescribed at the time of grant. No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the Company may permit the holder of a non-statutory option to transfer the award to immediate family members or a family trust for estate planning purposes. The Company will determine the extent to which a holder of a stock option may exercise the option following termination of service with the Company.

The Company may award restricted common stock and/or restricted stock units under the 2024 Plan. The specific vesting schedule, amount of the award, and other terms of any award of restricted stock and/or restricted stock units under the 2024 Plan will be determined on a grant-by-grant basis. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions.

The RSA Agreement and RSU Agreement contain restrictions on transfer and encumbrances during the period before vesting and forfeiture provisions. Dividends with respect to restricted stock will only be paid to the holder of the shares at the time that the restricted stock vests. Dividend equivalent amounts may be deemed reinvested in additional restricted stock units, as determined by the Company in its sole discretion, or paid with respect to restricted stock units when the units vest. Unless the Company determines otherwise, holders of restricted stock will have the right to vote the shares.

The foregoing descriptions of the ISO Grant Agreement, NSO Grant Agreement, RSA Agreement and RSU Agreement are not complete and are qualified in their entirety by reference to the full text of the ISO Grant Agreement, NSO Grant Agreement, RSA Agreement and RSU Agreement, which are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2024, the Company held its Annual Meeting. The matters voted on at the Annual Meeting were: (1) the election of directors, (2) the approval of the 2024 Plan, (3) the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024 and (4) the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers. The final voting results were as follows:

1. The election of each of Yuval Cohen, Alan Holmer, Avery W. Catlin, Rachelle Jacques, John Jenkins, Peter Salzmann, Anne Altmeyer and Yong Ben as directors to hold office for a term of one year, until his or her successor is duly elected and qualified or he or she is otherwise unable to complete his or her term.

The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Yuval Cohen	6,629,030	19,144	1,962,726
Alan Holmer	6,629,266	18,908	1,962,726
Avery W. Catlin	6,192,121	456,053	1,962,726
Rachelle Jacques	6,229,111	419,063	1,962,726
John Jenkins	6,192,908	455,266	1,962,726
Peter Salzmann	6,628,553	19,621	1,962,726
Anne Altmeyer	6,191,380	456,794	1,962,726
Yong Ben	6,629,521	18,653	1,962,726

2. The proposal to approve the 2024 Plan was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,961,184	2,681,336	5,654	1,962,726

3. The proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024 was approved based upon the following votes:

Votes For	Votes Against	Abstentions
8,388,012	161,212	61,676

4. The votes were cast as follows with respect to the proposal to vote, on an advisory basis, on the compensation of the Company’s named executive officers as described in the Company’s definitive proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,593,949	44,363	9,862	1,962,726

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.
10.1	Corbus Pharmaceuticals Holdings, Inc. 2024 Equity Compensation Plan.
10.2	Form of Incentive Stock Option Grant Agreement.
10.3	Form of Non-Statutory Stock Option Grant Agreement.
10.4	Form of Restricted Stock Award Agreement.
10.5	Form of Restricted Stock Unit Award Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corbus Pharmaceuticals Holdings, Inc.

Dated: May 20, 2024	By:	/s/ Yuval Cohen
	Name: Title:	Yuval Cohen Chief Executive Officer